Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG MANAGERS SKYLINE SPECIAL EQUITIES FUND

Supplement dated June 27, 2014

to the Prospectus dated April 28, 2014, and the Statement of Additional Information dated April 28, 2014

The following information supplements and supersedes any information to the contrary relating to AMG Managers Skyline Special Equities Fund (the “Fund”), a series of AMG Funds, contained in the Fund’s Prospectus dated April 28, 2014, and Statement of Additional Information, dated April 28, 2014.

Effective August 1, 2014 (“Effective Date”), the Fund will be closed to new investors, except as noted below.

All shareholders of the Fund as of the close of business of the Fund on July 31, 2014, may continue to purchase shares of the Fund, including (A) shareholders who hold an account directly with the Fund; and (B) those shareholders of the Fund as of the close of business on July 31, 2014, who are invested in the Fund through (1) a financial intermediary account, (2) a financial platform, (3) a defined contribution plan, or (4) the ManagersChoice® program or other asset allocation programs (collectively, “financial intermediaries”).

A defined contribution plan or asset allocation program that has accounts or client assets invested in the Fund as of the close of business on July 31, 2014, regardless of whether such plan or program is acting on a discretionary or non-discretionary basis, may continue to purchase shares of the Fund for those accounts and may open new Fund accounts for existing or new clients. A registered investment adviser that has accounts or client assets invested in the Fund, whether directly or through an omnibus structure as of the close of business on July 31, 2014, regardless of whether such registered investment adviser is acting on a discretionary or non-discretionary basis, may continue to purchase shares of the Fund for those accounts and may open new Fund accounts for existing or new clients. As of the Effective Date, the Fund will only accept new shareholders from other financial intermediaries in the discretion of AMG Funds LLC, the Fund’s investment advisor, or Skyline Asset Management, L.P. (“Skyline”), the Fund’s subadvisor (collectively, “Fund Management”). In addition, Fund Management may, in its discretion, permit new accounts in the Fund to be opened by certain investors (which may include directors, trustees, officers and employees of Fund Management and its affiliates), including but not limited to, those investors whose investment in the Fund, in the sole discretion of Fund Management, would not affect Skyline’s ability to effectively manage the Fund. Exchanges into the Fund are not permitted unless the exchange is being made into an existing shareholder account or an existing financial intermediary account at the time of the exchange as described above.

The Fund reserves the right to modify this policy at any time.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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